UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2007

Peoples Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6100 West Chester Road, West Chester, Ohio	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 870-3530

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 30, 2007, the Board of Directors of Peoples Community Bancorp, Inc. (the "Company") amended Section 3.7 of the Company’s Bylaws to permit book entry ownership in accordance with the requirements of the NASDAQ Stock Market.

ITEM 9.01           Financial Statements and Exhibits

(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits.

                       The following exhibit is filed herewith.

Exhibit No.	Description
3.1	Section 3.7 of the Company’s Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLES COMMUNITY BANCORP, INC.

	By:	/s/ Jerry D. Williams
Jerry D. Williams
President and Chief Executive Officer

Date: November 6, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Section 3.7 of the Company’s Bylaws